UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2006

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 17, 2006, Bristol-Myers Squibb Company (the “Company”) posted the following statement from the Company’s Board of Directors on its website at www.bms.com.

Statement by the Bristol-Myers Squibb Board of Directors

•	The Board has been treating the Department of Justice’s (DOJ) criminal investigation regarding the Plavix settlement with the highest degree of attention and seriousness. The Board has also directed that all BMS employees cooperate fully with the grand jury in this important matter. An ongoing internal investigation by BMS’s outside counsel has not found any evidence of unlawful conduct by BMS employees and the results of that review are being shared with the DOJ. The Board welcomes a full and broad inquiry by the DOJ to determine if unlawful or criminal conduct was committed by any of the parties negotiating the Plavix litigation settlement.

•	In late July, the Company retained Mary Jo White of Debevoise & Plimpton LLP and the independent members of the Board retained Kenneth Conboy of Latham & Watkins LLP. Jim Robinson and Louie Freeh were designated by the Board to monitor internal and external legal initiatives and work streams on a daily basis.

•	Ms. White is conducting an independent and full investigation of the negotiations with Apotex. Mr. Conboy is counsel to the independent members of the Board and is advising on corporate governance and related matters.

•	The Board gets frequent updates from management on the Plavix commercial plan and from internal and external counsel on legal developments and initiatives. The Board also meets in non-management directors’ sessions with Mr. Conboy.

•	The preliminary injunction motion was filed earlier this week to halt Apotex’s sales of a generic version of Plavix that infringes the patent of our product partner, sanofi-aventis, and to recall all product. The hearing on the motion is scheduled to begin this Friday. Evan Chesler from Cravath, Swaine & Moore LLP is representing the Company.

•	The Board’s paramount focus remains on the best interests of the Company and its shareholders. The Board is well aware of investor concerns. The Board believes the Company is executing the appropriate initiatives to protect the best interests of the Company and its shareholders.

Additional Background

•	Mary Jo White of Debevoise & Plimpton LLP, is the chair of the Litigation Department at the firm and is a former U.S. Attorney for the Southern District of New York.

•	Evan Chesler is the deputy presiding partner at Cravath, Swaine & Moore LLP.

•	Kenneth Conboy of Latham & Watkins LLP, is a former United States District Judge for the Southern District of New York.

•	Louie Freeh is the former director of the Federal Bureau of Investigation and is a former United States District Judge for the Southern District of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: August 17, 2006	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Secretary